Exhibit 99.1

Analyst Contacts: Max Kuniansky, (702) 402-5627

Britta Carlson, (702) 402-5624

Media Contact:     Karl Walquist, (775) 834-3891

NV Energy Reports Financial Results for 2011

LAS VEGAS, February 21, 2012 – NV Energy, Inc. (NYSE: NVE) today announced financial results for the three and 12 months ended December 31, 2011.

NV Energy, Inc.

Consolidated Results

Periods Ended December 31,

	Net Income (Loss) ($ in millions)		EPS (diluted)
	2011	2010	2011	2010
Three Months	$(25.2)	$14.2	$(0.11)	$0.06
12 Months	$163.4	$227.0	$0.69	$0.96

“Important considerations impacting our fourth quarter earnings included completion of the Harry Allen plant, which is now in rates, a number of accounting adjustments, and the timing of power plant outages. For the year ended 2011, the Harry Allen plant and accounting adjustments were the most significant drivers of earnings,” said Michael Yackira, president and chief executive officer of NV Energy, Inc. “Cost control will remain a top priority for our Company this year, as we transition to a period of reduced regulatory risk.”

Results for the three months ended December 31, 2011 were adversely affected by regulatory adjustments and reserves totaling $20.9 million (pre-tax), primarily related to a December 2011 rate decision by the Public Utilities Commission of Nevada.

Earnings for the 12 months ended December 31, 2010 benefitted from NV Energy’s California operations, which were sold effective January 1, 2011, and a $7.6 million pre-tax gain on a May 2010 asset sale as previously disclosed.

Webcast Scheduled for 7 a.m. PST today, Tuesday, February 21, 2012

Senior management of NV Energy will review the company’s 2011 financial results and other matters during a conference call and live webcast today, Tuesday, February 21, at 7 a.m. Pacific Standard Time.

The webcast will be accessible on the NV Energy website at www.nvenergy.com. A taped replay will remain on the company’s website for approximately 30 days. To listen to the replay by telephone, call (800) 475-6701. International callers should dial (320) 365-3844. Use the conference call access code 234001.

Headquartered in Las Vegas, NV Energy, Inc. is a holding company whose principal subsidiaries, Nevada Power Company and Sierra Pacific Power Company, are doing business as NV Energy. Serving a combined 45,592 square-mile service territory, NV Energy provides a wide range of energy services and products to approximately 2.4 million citizens of Nevada and nearly 40 million tourists annually.

This press release may contain forward-looking statements regarding the future performance of NV Energy, Inc. and its subsidiaries, Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy, within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to a variety of risks and uncertainties that could cause actual results to differ materially from current expectations. These risks and uncertainties include, but are not limited to, NV Energy Inc.’s ability to maintain access to the capital markets, NV Energy Inc.’s ability to receive dividends from its subsidiaries, the financial performance of

NV Energy Inc.’s subsidiaries, particularly Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy, and the discretion of NV Energy Inc.’s Board of Directors with respect to the payment of future dividends based on its periodic review of factors that ordinarily affect dividend policy, such as current and prospective financial condition, earnings and liquidity, prospective business conditions, regulatory factors, and dividend restrictions in NV Energy Inc.’s and its subsidiaries’ financing agreements. For Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy, these risks and uncertainties include, but are not limited to, future economic conditions both nationally and regionally, changes in the rate of industrial, commercial and residential growth in their service territories, their ability to procure sufficient renewable energy sources in each compliance year to satisfy the Nevada Renewable Energy Portfolio Standard, changes in environmental laws and regulations, their ability to maintain access to the capital markets for general corporate purposes and to finance construction projects, employee workforce factors, unseasonable weather, drought, wildfire and other natural phenomena, explosions, fires, accidents, mechanical breakdowns that may occur while operating and maintaining an electric and natural gas system, their ability to purchase sufficient fuel, natural gas and power to meet their power demands and natural gas demands for Sierra Pacific Power Company d/b/a NV Energy, financial market conditions, and unfavorable rulings in their pending and future regulatory filings. Additional cautionary statements regarding other risk factors that could have an effect on the future performance of NV Energy, Inc., Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy are contained in their quarterly reports on Form 10-Q for the quarters ended March 31, 2011, June 30, 2011, and September 30, 2011 and Annual Report on Form 10-K for the year ended December 31, 2010, each filed with the Securities and Exchange Commission. NV Energy Inc., Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy undertake no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

NV ENERGY, INC.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(Dollars in Thousands, Except Share Amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010

OPERATING REVENUES	$609,597	$655,011	$2,943,307	$3,280,222

OPERATING EXPENSES:
Fuel for power generation	160,665	170,970	680,585	821,484
Purchased power	115,202	126,343	633,874	648,881
Gas purchased for resale	37,402	36,166	125,155	137,702
Deferred energy	(39,655)	6,553	(83,333)	113,107
Energy efficiency program costs	20,489	—	43,537	—
Other operating expenses	102,997	93,486	411,115	414,241
Maintenance	29,990	18,852	103,307	104,567
Depreciation and amortization	91,492	83,992	357,937	333,059
Taxes other than income	14,331	15,214	60,465	62,746

Total Operating Expenses	532,913	551,576	2,332,642	2,635,787

OPERATING INCOME	76,684	103,435	610,665	644,435

OTHER INCOME (EXPENSE):
Interest expense (net of AFUDC-debt: ($1,653), $6,006, $8,718 and $23,355)	(89,992)	(91,385)	(328,710)	(333,010)
Interest income (expense) on regulatory items	(4,181)	(3,764)	(16,321)	(12,517)
AFUDC-equity	(1,981)	7,197	10,873	28,112
Other income	7,822	6,317	22,764	36,841
Other expense	(25,324)	(6,075)	(48,924)	(23,113)

Total Other Income (Expense)	(113,656)	(87,710)	(360,318)	(303,687)

Income (Loss) Before Income Tax Expense	(36,972)	15,725	250,347	340,748

Income tax expense (benefit)	(11,724)	1,512	86,915	113,764

NET INCOME (LOSS)	(25,248)	14,213	163,432	226,984

Other comprehensive income (loss):
Change in compensation retirement benefits liability and amortization (Net of taxes $1,504, $268, $202 and $217)	(2,775)	(497)	(357)	(403)
Change in market value of risk management assets and liabilities (Net of taxes $369 in 2011)	$(686)	$—	$(686)	$—

OTHER COMPREHENSIVE INCOME (LOSS)	(3,461)	(497)	(1,043)	(403)

COMPREHENSIVE INCOME (LOSS)	$(28,709)	$13,716	$162,389	$226,581

Amount per share basic and diluted
Net income (loss) per share - basic	(0.11)	0.06	0.69	0.97
Net income (loss) per share - diluted	(0.11)	0.06	0.69	0.96

Weighted Average Shares of Common Stock Outstanding - basic	235,999,750	235,217,903	235,847,596	235,048,347

Weighted Average Shares of Common Stock Outstanding - diluted	238,365,115	236,767,210	237,767,071	236,294,812

Dividends Declared Per Share of Common Stock	0.13	0.12	0.49	0.45

NV ENERGY, INC.

CONSOLIDATED OPERATING STATISTICS AND FINANCIAL HIGHLIGHTS

(unaudited)

ELECTRIC SALES - MWh’s

(in thousands)

	Three Months Ended December 31,			Year Ended December 31,
	2011	2010	Change from Prior Year	2011	2010	Change from Prior Year
Residential	2,060	2,142	(3.8)%	10,754	11,149	(3.5)%
Commercial	1,733	1,741	(0.5)%	7,205	7,357	(2.1)%
Industrial	2,538	2,511	1.1%	10,218	10,217	—

TOTAL RETAIL	6,331	6,394	(1.0)%	28,177	28,723	(1.9)%

ELECTRIC SALES - MWh’s (EXCLUDING CALIFORNIA)*

(in thousands)

	Three Months Ended December 31,				Year Ended December 31,
	2011	2010	Change From Prior Year	Average Change in Customers	2011	2010	Change From Prior Year	Average Change in Customers
Residential	2,060	2,071	(0.5)%	0.9%	10,754	10,872	(1.1)%	0.9%
Commercial	1,733	1,703	1.8%	0.7%	7,205	7,201	0.1%	0.6%
Industrial	2,538	2,481	2.3%	(2.4)%	10,218	10,101	1.2%	(1.9)%

TOTAL RETAIL	6,331	6,255	1.2%	0.9%	28,177	28,174	—	0.9%

*	Represents results for 2011 and 2010 excluding amounts related to the California operations which were sold on January 1, 2011.

GAS SALES - Dth

(in thousands)

	Three Months Ended December 31,			Year Ended December 31,
	2011	2010	Change from Prior Year	2011	2010	Change from Prior Year
TOTAL RETAIL	5,188	4,631	12.0%	15,781	14,739	7.1%

ELECTRIC SOURCES - MWh’s

(in thousands)

	Three Months Ended December 31,			Year Ended December 31,
	2011	2010	Change from Prior Year	2011	2010	Change from Prior Year
Generated	5,011	4,833	3.7%	19,488	20,526	(5.1)%
Purchased	1,864	2,007	(7.1)%	10,945	9,861	11.0%

TOTAL	6,875	6,840	0.5%	30,433	30,387	0.2%

DEGREE DAYS

	Three Months Ended December 31,				Year Ended December 31,
	2011	2010	Change from Prior Year	Normal	2011	2010	Change from Prior Year	Normal
SOUTH
Heating	909	725	25.4%	856	2,040	1,895	7.7%	1,991
Cooling	211	230	(8.3)%	185	3,540	3,648	(3.0)%	3,540

NORTH
Heating	1,911	1,795	6.5%	1,934	5,112	4,868	5.0%	4,960
Cooling	4	18	(77.8)%	4	964	922	4.6%	864

CAPITAL STRUCTURE

(dollars in thousands)

	December 31, 2011		December 31, 2010
Current maturities of long-term debt	$139,985	1.6%	$355,929	4.1%
Long-term debt	5,008,931	58.6%	4,924,109	57.1%

Total debt	$5,148,916	60.2%	$5,280,038	61.2%
Total shareholders’ equity	3,406,079	39.8%	3,350,818	38.8%

Total capitalization (including current maturities of long-term debt)	$8,554,995	100.0%	$8,630,856	100.0%

AVAILABLE LIQUIDITY AS OF DECEMBER 31, 2011

(dollars in millions)

	NVE	NPC	SPPC
Cash and Cash Equivalents	$20.1	$65.9	$55.2
Balance available on Revolving Credit Facilities	N/A	578.8	237.5

	$20.1	$644.7	$292.7

NEVADA POWER COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(Dollars in Thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010

OPERATING REVENUES	$391,513	$416,233	$2,054,393	$2,252,377

OPERATING EXPENSES:
Fuel for power generation	119,697	119,137	498,487	588,419
Purchased power	77,519	92,963	477,226	505,239
Deferred energy	(15,026)	13,124	(16,300)	94,843
Energy efficiency program costs	16,841	—	37,292	—
Other operating expenses	65,087	56,762	260,127	260,535
Maintenance	19,198	12,814	64,320	71,759
Depreciation and amortization	65,393	56,922	252,191	226,252
Taxes other than income	9,045	9,061	37,254	37,918

Total Operating Expenses	357,754	360,783	1,610,597	1,784,965

OPERATING INCOME	33,759	55,450	443,796	467,412

OTHER INCOME (EXPENSE):
Interest expense (net of AFUDC-debt: ($2,192), $5,680, $6,770 and $21,443)	(58,917)	(52,871)	(221,953)	(214,367)
Interest income (expense) on regulatory items	(2,661)	(1,204)	(8,572)	(3,169)
AFUDC-equity	(2,681)	6,674	8,298	25,229
Other income	5,476	6,457	14,774	15,541
Other expense	(17,785)	(3,608)	(33,020)	(12,946)

Total Other Income (Expense)	(76,568)	(44,552)	(240,473)	(189,712)

Income (Loss) Before Income Tax Expense	(42,809)	10,898	203,323	277,700

Income tax expense (benefit)	(13,744)	1,341	70,737	91,757

NET INCOME (LOSS)	(29,065)	9,557	132,586	185,943

Other comprehensive income (loss):
Change in compensation retirement benefits liability and amortization (Net of taxes $683, $232, $129 and $205)	(1,270)	(430)	(241)	(380)

COMPREHENSIVE INCOME (LOSS)	$(30,335)	$9,127	$132,345	$185,563

NEVADA POWER COMPANY

OPERATING STATISTICS AND FINANCIAL HIGHLIGHTS

(unaudited)

ELECTRIC SALES - MWh’s

(in thousands)

	Three Months Ended December 31,				Year Ended December 31,
	2011	2010	Change from Prior Year	Average Change in Customers	2011	2010	Change from Prior Year	Average Change in Customers
Residential	1,502	1,522	(1.3)%	1.1%	8,523	8,684	(1.9)%	1.1%
Commercial	1,046	1,018	2.8%	0.4%	4,353	4,340	0.3%	0.4%
Industrial	1,860	1,848	0.6%	(2.4)%	7,653	7,618	0.5%	(1.9)%

TOTAL RETAIL	4,408	4,388	0.5%	1.0%	20,529	20,642	(0.5)%	1.0%

ELECTRIC SOURCES - MWh’s

(in thousands)

	Three Months Ended December 31,			Year Ended December 31,
	2011	2010	Change from Prior Year	2011	2010	Change from Prior Year
Generated	3,896	3,537	10.1%	15,034	15,405	(2.4)%
Purchased	756	1,140	(33.7)%	6,577	6,351	3.6%

TOTAL	4,652	4,677	(0.5)%	21,611	21,756	(0.7)%

CAPITAL STRUCTURE

(dollars in thousands)

	December 31, 2011		December 31, 2010
Current maturities of long-term debt	$139,985	2.2%	$355,929	5.6%
Long-term debt	3,319,605	52.6%	3,221,833	50.8%

Total debt	$3,459,590	54.8%	$3,577,762	56.4%
Total shareholder’s equity	2,848,977	45.2%	2,761,632	43.6%

Total capitalization (including current maturities of long-term debt)	$6,308,567	100.0%	$6,339,394	100.0%

SIERRA PACIFIC POWER COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(Dollars in Thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010

OPERATING REVENUES:
Electric	$170,955	$187,542	$716,417	$836,879
Gas	47,125	51,232	172,482	190,943

Total Operating Revenues	218,080	238,774	888,899	1,027,822

OPERATING EXPENSES:
Fuel for power generation	40,968	51,833	182,098	233,065
Purchased power	37,683	33,380	156,648	143,642
Gas purchased for resale	37,402	36,166	125,155	137,702
Deferral of energy - electric - net	(19,521)	(8,714)	(65,445)	8,475
Deferral of energy - gas - net	(5,108)	2,143	(1,588)	9,789
Energy efficiency program costs	3,648	—	6,245	—
Other operating expenses	35,864	35,575	146,699	149,946
Maintenance	10,792	6,038	38,987	32,808
Depreciation and amortization	26,099	27,070	105,746	106,807
Taxes other than income	5,246	6,099	22,921	24,593

Total Operating Expenses	173,073	189,590	717,466	846,827

OPERATING INCOME	45,007	49,184	171,433	180,995

OTHER INCOME (EXPENSE):
Interest expense (net of AFUDC-debt: $539, $326, $1,948 and $1,912)	(16,854)	(17,373)	(67,435)	(68,514)
Interest income (expense) on regulatory items	(1,520)	(2,560)	(7,749)	(9,348)
AFUDC-equity	700	523	2,575	2,883
Other income	2,206	2,472	6,883	16,748
Other expense	(7,221)	(2,430)	(14,624)	(9,985)

Total Other Income (Expense)	(22,689)	(19,368)	(80,350)	(68,216)

Income Before Income Tax Expense	22,318	29,816	91,083	112,779

Income tax expense	7,856	10,338	31,197	40,404

NET INCOME	14,462	19,478	59,886	72,375

Other comprehensive income (loss):
Change in compensation retirement benefits liability and amortization (Net of taxes $556, $130, ($645) and $116)	(995)	(242)	1,236	(215)

COMPREHENSIVE INCOME	$13,467	$19,236	$61,122	$72,160

SIERRA PACIFIC POWER COMPANY

OPERATING STATISTICS AND FINANCIAL HIGHLIGHTS

(unaudited)

ELECTRIC SALES - MWh’s

(in thousands)

	Three Months Ended December 31,			Year Ended December 31,
	2011	2010	Change from Prior Year	2011	2010	Change from Prior Year
Residential	558	620	(10.0)%	2,231	2,465	(9.5)%
Commercial	687	723	(5.0)%	2,852	3,017	(5.5)%
Industrial	678	663	2.3%	2,565	2,599	(1.3)%

TOTAL RETAIL	1,923	2,006	(4.1)%	7,648	8,081	(5.4)%

ELECTRIC SALES - MWh’s (EXCLUDING CALIFORNIA)*

(in thousands)

	Three Months Ended December 31,				Year Ended December 31,
	2011	2010	Change From Prior Year	Average Change in Customers	2011	2010	Change From Prior Year	Average Change in Customers
Residential	558	549	1.6%	0.6%	2,231	2,188	2.0%	0.4%
Commercial	687	685	0.3%	1.4%	2,852	2,861	(0.3)%	0.9%
Industrial	678	633	7.1%	(1.8)%	2,565	2,483	3.3%	(1.8)%

TOTAL RETAIL	1,923	1,867	3.0%	0.7%	7,648	7,532	1.5%	0.4%

*	Represents results for 2011 and 2010 excluding amounts related to the California operations which were sold on January 1, 2011.

GAS SALES - Dth

(in thousands)

	Three Months Ended December 31,			Year Ended December 31,
	2011	2010	Change from Prior Year	2011	2010	Change from Prior Year
TOTAL RETAIL	5,188	4,631	12.0%	15,781	14,739	7.1%

ELECTRIC SOURCES - MWh’s

(in thousands)

	Three Months Ended December 31,			Year Ended December 31,
	2011	2010	Change from Prior Year	2011	2010	Change from Prior Year
Generated	1,115	1,296	(14.0)%	4,454	5,121	(13.0)%
Purchased	1,108	867	27.8%	4,368	3,510	24.4%

TOTAL	2,223	2,163	2.8%	8,822	8,631	2.2%

CAPITAL STRUCTURE

(dollars in thousands)

	December 31, 2011		December 31, 2010
Long-term debt	$1,179,326	54.8%	$1,195,775	55.1%
Total shareholder’s equity	974,542	45.2%	973,420	44.9%

Total capitalization	$2,153,868	100.0%	$2,169,195	100.0%

Gross margin is presented by Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy in order to provide information that management believes aids the reader in determining how profitable the electric and gas business is at the most fundamental level. Gross margin, which is a “non-GAAP financial measure” as defined in accordance with SEC rules, provides a measure of income available to support the other operating expenses of the business and is utilized by management in its analysis of its business.

Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy believe presenting gross margin allows the reader to assess the impact of regulatory treatment and their overall regulatory environment on a consistent basis. Gross margin, as a percentage of revenue, is primarily impacted by the fluctuations in electric and natural gas supply costs versus the fixed rates collected from customers. While these fluctuating costs impact gross margin as a percentage of revenue, they only impact gross margin amounts if the costs cannot be passed through to customers. Gross margin, which Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy calculate as operating revenues less energy costs and energy efficiency program costs, provides a measure of income available to support the other operating expenses. Gross margin changes are based primarily on general base rate adjustments (which are required to be filed by statute every three years). Reconciliations between GAAP operating income and gross margin are provided in tables herein. These non-GAAP measures should not be considered as substitutes for the GAAP measures.

NV Energy, Inc.

Consolidated Gross Margin

(dollars in thousands)

	Three Months Ended December 31,			Year Ended December 31,
	2011	2010	Change from Prior Year %	2011	2010	Change from Prior Year %
Operating Revenues:	$609,597	$655,011	(6.9)%	$2,943,307	$3,280,222	(10.3)%

Energy Costs:
Fuel for power generation	160,665	170,970	(6.0)%	680,585	821,484	(17.2)%
Purchased power	115,202	126,343	(8.8)%	633,874	648,881	(2.3)%
Gas purchased for resale	37,402	36,166	3.4%	125,155	137,702	(9.1)%
Deferred energy	(39,655)	6,553	(705.1)%	(83,333)	113,107	(173.7)%
Energy efficiency program costs	20,489	—	N/A	43,537	—	N/A

	294,103	340,032		1,399,818	1,721,174

Gross Margin	$315,494	$314,979	0.2%	$1,543,489	$1,559,048	(1.0)%

Other operating expenses	102,997	93,486		411,115	414,241
Maintenance	29,990	18,852		103,307	104,567
Depreciation and amortization	91,492	83,992		357,937	333,059
Taxes other than income	14,331	15,214		60,465	62,746

Operating Income	$76,684	$103,435	(25.9)%	$610,665	$644,435	(5.2)%

Nevada Power Company

Gross Margin

(dollars in thousands)

	Three Months Ended December 31,			Year Ended December 31,
	2011	2010	Change from Prior Year %	2011	2010	Change from Prior Year %
Operating Revenues:	$391,513	$416,233	(5.9)%	$2,054,393	$2,252,377	(8.8)%

Energy Costs:
Fuel for power generation	119,697	119,137	0.5%	498,487	588,419	(15.3)%
Purchased power	77,519	92,963	(16.6)%	477,226	505,239	(5.5)%
Deferred energy	(15,026)	13,124	(214.5)%	(16,300)	94,843	(117.2)%
Energy efficiency program costs	16,841	—	N/A	37,292	—	N/A

	199,031	225,224		996,705	1,188,501

Gross Margin	$192,482	$191,009	0.8%	$1,057,688	$1,063,876	(0.6)%

Other operating expenses	65,087	56,762		260,127	260,535
Maintenance	19,198	12,814		64,320	71,759
Depreciation and amortization	65,393	56,922		252,191	226,252
Taxes other than income	9,045	9,061		37,254	37,918

Operating Income	$33,759	$55,450	(39.1)%	$443,796	$467,412	(5.1)%

Sierra Pacific Power Company

Gross Margin

(dollars in thousands)

	Three Months Ended December 31,			Year Ended December 31,
	2011	2010	Change from Prior Year %	2011	2010	Change from Prior Year %
Operating Revenues:
Electric	$170,955	$187,542	(8.8)%	$716,417	$836,879	(14.4)%
Gas	47,125	51,232	(8.0)%	172,482	190,943	(9.7)%

	218,080	238,774	(8.7)%	888,899	1,027,822	(13.5)%

Energy Costs:
Fuel for power generation	40,968	51,833	(21.0)%	182,098	233,065	(21.9)%
Purchased power	37,683	33,380	12.9%	156,648	143,642	9.1%
Gas purchased for resale	37,402	36,166	3.4%	125,155	137,702	(9.1)%
Deferral of energy - electric - net	(19,521)	(8,714)	124.0%	(65,445)	8,475	(872.2)%
Deferral of energy - gas - net	(5,108)	2,143	(338.4)%	(1,588)	9,789	(116.2)%
Energy efficiency program costs	3,648	—	N/A	6,245	—	N/A

	$95,072	$114,808	(17.2)%	$403,113	$532,673	(24.3)%

Gross Margin by Segment:
Electric	108,177	111,043	(2.6)%	436,871	451,697	(3.3)%
Gas	14,831	12,923	14.8%	48,915	43,452	12.6%

Gross Margin	$123,008	$123,966	(0.8)%	$485,786	$495,149	(1.9)%

Other operating expenses	35,864	35,575		146,699	149,946
Maintenance	10,792	6,038		38,987	32,808
Depreciation and amortization	26,099	27,070		105,746	106,807
Taxes other than income	5,246	6,099		22,921	24,593

Operating Income	$45,007	$49,184	(8.5)%	$171,433	$180,995	(5.3)%